UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2008

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Definitive Agreement.

On November 4, 2008, Marvell Technology Group Ltd. (the “Company”) made a full repayment of $191,879,259.56 outstanding in the form of term loans under the credit agreement dated November 8, 2006, among the Company, the lenders party thereto, Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as administrative agent, LaSalle Bank National Association, as syndication agent, and Keybank National Association and Commerzbank AG, as co-documentation agents (the “Credit Agreement”).

In connection with the repayment, the following agreements were terminated on or about November 4, 2008:

(i)                                  the Credit Agreement;

(ii)                               the U.S. Pledge Agreement dated as of November 8, 2006, among Marvell Technology, Inc., a subsidiary of the Company (“MTI”), and Credit Suisse (the “U.S. Pledge Agreement”);

(iii)                            the Bermuda Pledge Agreement dated as of November 8, 2006, among the Company, Marvell International Ltd., a subsidiary of the Company (“MIL”), and Credit Suisse (the “Bermuda Pledge Agreement”);

(iv)                            the Share Charge Agreement dated as of November 8, 2006, between MIL and Credit Suisse (the “Singapore Pledge Agreement”);

(v)                               the Security Agreement dated as of May 17, 2007, among MTI, five other subsidiaries of the Company and Credit Suisse whereby each subsidiary had granted Credit Suisse a security interest in, among other things, and subject to certain exceptions, then owned and thereafter acquired:  (a) accounts receivable, (b) bank accounts and securities accounts, (c) equipment, and (d) inventory; and

(vi)                            the related deed of trust, security agreement, assignment of rents and leases and fixtures filing executed on May 18, 2007 to First American Title Insurance Company, as trustee in favor of Credit Suisse that had been granted to Credit Suisse as a security interest in the property on which the Company’s U.S. headquarters is located.

The Company will file the appropriate documentation to evidence the release of all security interests in the ordinary course.

No early termination penalties were incurred in connection with the repayment of the Credit Agreement.  The amounts borrowed under the Credit Agreement were repayable in full on November 6, 2009.  The material terms of the Credit Agreement, the U.S. Pledge Agreement, the Bermuda Pledge Agreement and the Singapore Pledge Agreement were set forth in the Company’s Current Report on Form 8-K filed on November 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2008

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Clyde Hosein
Clyde Hosein
Chief Financial Officer, Interim Chief Operating
Officer and Secretary